UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2007

COMPASS BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31272	63-0593897
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

15 South 20th Street
Birmingham, Alabama		35233
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (205) 297-3000

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 8, 2007, Compass Bancshares, Inc. ("Compass") announced that its stockholders have voted to approve and adopt the transaction agreement between Compass and Banco Bilbao Vizcaya Argentaria, S.A. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 8, 2007, issued by Compass Bancshares, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: August 8, 2007

COMPASS BANCSHARES, INC.

	By:	/s/ Kirk P. Pressley

Kirk P. Pressley
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 8, 2007, issued by Compass Bancshares, Inc.